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                                                                Exhibit 99.1(b)3
                                                                            GAAP

UNAUDITED CONSOLIDATED STATEMENTS OF INCOME
NDCHealth Corporation and Subsidiaries

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(In thousands, except per share data)
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                                                                                     Nine  Months Ended
                                                                                ----------------------------
                                                                                March 1,        February 28,
                                                                                  2002              2001
                                                                                ---------       ------------
Revenues:
     Information management                                                     $ 110,957       $    100,557
     Network services and systems                                                 166,568            151,353
     Divested businesses                                                                -              5,862
                                                                                ----------------------------
                                                                                  277,525            257,772
                                                                                ----------------------------
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Operating expenses:
     Cost of service                                                              134,011            130,720
     Sales, general and administrative                                             65,126             57,172
     Depreciation and amortization                                                 18,426             25,582
     Restructuring and impairment charges                                               -              2,156
                                                                                ----------------------------
                                                                                  217,563            215,630
                                                                                ----------------------------

Operating income                                                                   59,962             42,142
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Other income (expense):
     Interest and other income                                                      1,140                131
     Interest and other expense                                                    (7,156)            (5,690)
     Minority interest in losses                                                    1,680                724
                                                                                ----------------------------
                                                                                   (4,336)            (4,835)
                                                                                ----------------------------

Income before income taxes, equity in losses of affiliated companies, and discontinued operations:
     Information management                                                        16,762             13,174
     Network services and systems                                                  38,864             26,005
     Other                                                                              -             (1,872)
                                                                                ----------------------------
                                                                                   55,626             37,307
                                                                                ----------------------------

Provision for income taxes                                                         20,025             14,438
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Income before equity in losses of affiliated companies
     and discontinued operations                                                   35,601             22,869
Equity in losses of affiliated companies                                             (340)                 -
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Income before discontinued operations                                              35,261             22,869
Discontinued operations, net of income taxes                                            -              8,323
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     Net income                                                                 $  35,261       $     31,192
                                                                                ----------------------------

Basic earnings per share:
     Income before discontinued operations                                      $    1.04       $       0.70
                                                                                ----------------------------
     Discontinued operations                                                    $       -       $       0.25
                                                                                ----------------------------
     Basic earnings per share                                                   $    1.04       $       0.95
                                                                                ----------------------------
                Shares                                                             34,045             32,879

Diluted earnings per share:
     Income before discontinued operations                                      $    0.98       $       0.67
                                                                                ----------------------------
     Discontinued operations                                                    $       -       $       0.25
                                                                                ----------------------------
     Diluted earnings per share                                                 $    0.98       $       0.92
                                                                                ----------------------------
                Shares                                                             39,735             33,936
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